     As filed with the Securities and Exchange Commission on April 15, 2002
                                                   Registration No. 333-________

================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              --------------------

                         KONTRON MOBILE COMPUTING, INC.
             (Exact name of registrant as specified in its charter)

             Minnesota                                    41-1731723
   (State or other jurisdiction                        (I.R.S. Employer
         of incorporation)                            Identification No.)

     7631 Anagram Drive, Eden Prairie, Minnesota              55344
       (Address of principal executive offices)            (Zip Code)


                        1996 DIRECTORS' STOCK OPTION PLAN
                            (Full title of the plan)

                                 Thomas Sparrvik
                             Chief Executive Officer
                         Kontron Mobile Computing, Inc.
                               7631 Anagram Drive
                          Eden Prairie, Minnesota 55344
                                 (952) 974-7000
(Name, address and telephone number, including area code, of agent for service)

                              --------------------

                         CALCULATION OF REGISTRATION FEE

============================================================================================================================
                                                              Proposed                   Proposed              Amount of
      Title of securities           Amount to be       maximum offering price        maximum aggregate       registration
       to be registered              registered             per share(1)             offering price(1)            fee
 Common Stock, $.001 par value     200,000 shares           $  .645                      $ 129,000              $ 11.87
============================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(h)(1) and (c). The proposed maximum aggregate offering price is based upon the average of the bid and asked price for the Common Stock on April 15, 2002.

Pursuant to General Instruction E of the General Instructions to Form S-8, this Registration Statement incorporates by reference the Registrant's Registration Statements on Form S-8 (File Nos. 333-88973, 333-26297 and 333-65379), which relate to the issuance and sale from time to time of an aggregate of up to 2,800,000 shares of the Registrant's Common Stock upon the exercise of options and other awards granted under the Registrant's 1994 Long-Term Incentive and Stock Option Plan and 1996 Directors' Stock Option Plan.

                                    PART II.

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.
         --------

         4.1 Second Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, Registration No. 333-18335).

         4.2   Second Amended and Restated Bylaws (incorporated by reference to
               Exhibit 3.4 to the Registrant's Registration Statement on Form S-1, Registration No. 333-18335).

         5.1   Opinion and Consent of Dorsey & Whitney LLP (filed herewith).

        23.1   Consent of Arthur Andersen LLP (filed herewith).

        23.2   Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Eden Prairie, State of Minnesota, on April 15, 2002.


                                       KONTRON MOBILE COMPUTING, INC.

                                       By /s/ Thomas Sparrvik
                                          --------------------------------------
                                          Thomas Sparrvik
                                          Chief Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on April 15, 2002.


Signature                              Title
---------                              -----

/s/ Thomas Sparrvik
-----------------------------          Chief Executive Officer and Director
Thomas Sparrvik


/s/ Rose Mary Luebke
-----------------------------          Controller
Rose Mary Luebke


/s/ David C. Malmberg
-----------------------------          Director
David C. Malmberg


/s/ Pierre McMaster
-----------------------------          Director
Pierre McMaster


/s/ Rudolf Wieczorek
-----------------------------          Director
Rudolf Wieczorek


/s/ Richard L. Poss
-----------------------------          Director
Richard L. Poss


/s/  William P. Perron
-----------------------------          Director
William P. Perron

                                  EXHIBIT INDEX

 4.1 Second Amended and Restated Articles of Incorporation (incorporated by reference to Exhibit 3.2 to the Registrant's Registration Statement on Form S-1, Registration No. 333-18335).

 4.2   Second Amended and Restated Bylaws (incorporated by reference to Exhibit
       3.4 to the Registrant's Registration Statement on Form S-1, Registration No. 333-18335).

 5.1   Opinion and Consent of Dorsey & Whitney LLP (filed herewith).

23.1   Consent of Arthur Andersen LLP (filed herewith).

23.2   Consent of Dorsey & Whitney LLP (included in Exhibit 5.1).